EXHIBIT 10.1

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE 1	OF PAGES 5

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
POOO13	09/01/2011	See Schedule
6. ISSUED BY CODE
[**Redacted**]

7. ADMINISTERED BY (If other than Item 6) CODE [**Redacted**]

[**Redacted**]

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X)	9A. AMENDMENT OF SOLICITATION
DIGITALGLOBE, INC.			NO.
Attn: DIGITALGLOBE, INC.
1601 DRY CREEK DRIVE SUITE 260			9B. DATED (SEE ITEM 11)
LONGMONT CO 805036493
		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO.
HM021010C0002
10B. DATED (SEE ITEM 13)

CODE ICGQ7	FACILITY CODE		08/06/2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers              is extended,              is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

See Schedule                                                                                                      Net Increase:                                                                                  [**Redacted**]

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.        THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Special Contract Requirement H.24 Exercise of Options
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return 0 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number : 31-1420852

DUNS Number : 789638418

The purpose of this modification is to (1) Exercise Option 1 Contract Year 2 for contract line items (CLIN) 0101 Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity) , 0104 Value-Added Products And Services , 0105 Physical Media Delivery and 0106 System Engineering Services Support; and (2) provide incremental funding in the amount of [**Redacted**] under CLIN 0101 and [**Redacted**] under CLIN 0105. Total funding obligated under the contract increases by [**Redacted**] from [**Redacted**] to [**Redacted**]. The total value of the contract remains unchanged. These Options are exercised in accordance with the contract terms and conditions as Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**Redacted**]	16C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)	07/25/2011

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous edition unusable	Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED
CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00013	PAGES 2 of 5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
[**Redacted**], as well as in accordance with technical change direction previously provided in accordance with FAR 52.243-1, Changes - Fixed-Price (AUG 1987).
(These changes will be captured in later contract modifications.)

Accordingly, the contract is modified as follows:

1. Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding (change pages 24 and 25 are attached hereto):

a. Under CLIN Series 0100, CLIN 0101, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

b. Under CLIN Series 0100, CLIN 0105, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

c. Under CLIN Series 0100, Subtotal Contract Year 2, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price is unchanged.

d. Under Total Contract Value with Options, the Obligated Amount column is increased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Unfunded Amount column is decreased by [**Redacted**] from [**Redacted**] to [**Redacted**]. The Maximum Total Price column is unchanged.

2. Under Section G, Contract Administration Data, Paragraph G.8, Accounting and Appropriation Data, the the table is revised to reflect the [**Redacted**] obligation under CLINs 0101 and

Continued...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00013	PAGES 3 of 5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0105. New page 35a is attached hereto.

Discount Terms: Net 30

Payment: [**Redacted**]

FOB: Destination

Change Item 0101 to read as follows(amount shown is the obligated amount):
0101	Commercial Satellite Imagery - Service Level Agreement
	For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity).				[**Redacted**]
CLIN VALUE$250,000,000.00
Incrementally Funded Amount: [**Redacted**]
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
Requisition No: NSU8G21200AS01
Accounting Info:
[**Redacted**]

Accounting Info:
[**Redacted**]

Accounting Info:
[**Redacted**]

Period of Performance: 09/01/2011 to 08/31/2012

Change Item 0104 to read as follows (amount shown is the obligated amount):
0104	Commercial Satellite Imagery - Value-Added Products and Services.
	Obligated Amount: [**Redacted**]				[**Redacted**]
Award Type: Indefinite-quantity
Min. Qty: [**Redacted**] | Max. Quantity: [**Redacted**]
Min. Amt: $0.00 | Max. Amt: Continued...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00013	PAGES 4 of 5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
[**Redacted**]
Minimum Guaranteed: N
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2011 to 08/31/2012

Change Item 0105 to read as follows (amount shown is the obligated amount):
0105	Commercial Satellite Imagery - Physical Media Delivery.				[**Redacted**]
Award Type: Time-and-materials
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
Requisition No: NS28G21172AS02
Accounting Info:
[**Redacted**]

Period of Performance: 09/01/2011 to 08/31/2012

Change Item 0106 to read as follows (amount shown is the obligated amount):
0106	Commercial Satellite Imagery - System Engineering Services Support.				[**Redacted**]
Award Type: Time-and-materials
CLIN VALUE[**Redacted**]
Incrementally Funded Amount: [**Redacted**]
Product/Service Code: 7640
Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES
Accounting Info:
[**Redacted**]

Period of Performance: 09/01/2011 to 08/31/2012

	G-1 Accounting and Appropriation Data				Amt
	ACRN Accounting and Appropriation Data				[**Redacted**]
[**Redacted**]

Continued...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021010C0002/P00013	PAGES 5 of 5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	[**Redacted**]				[**Redacted**]

	[**Redacted**]				[**Redacted**]

	[**Redacted**]				[**Redacted**]

[**Redacted**]

	Total:				[**Redacted**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-10-C-0002-P00013

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FROM ATTACHMENT 1

This Table is UNCLASSIFIED

CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0100
0101	$250,000,000.00	[**Redacted**]	[**Redacted**]
0102	[**Redacted**]	[**Redacted**]	[**Redacted**]
0103	[**Redacted**]	[**Redacted**]	[**Redacted**]
0104	[**Redacted**]	[**Redacted**]	[**Redacted**]
0105	[**Redacted**]	[**Redacted**]	[**Redacted**]
0106	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 2	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0200
0201	$250,000,000.00	[**Redacted**]	[**Redacted**]
0202	[**Redacted**]	[**Redacted**]	[**Redacted**]
0203	[**Redacted**]	[**Redacted**]	[**Redacted**]
0204	[**Redacted**]	[**Redacted**]	[**Redacted**]
0205	[**Redacted**]	[**Redacted**]	[**Redacted**]
0206	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 3	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0300
0301	$250,000,000.00	[**Redacted**]	[**Redacted**]
0302	[**Redacted**]	[**Redacted**]	[**Redacted**]
0303	[**Redacted**]	[**Redacted**]	[**Redacted**]
0304	[**Redacted**]	[**Redacted**]	[**Redacted**]
0305	[**Redacted**]	[**Redacted**]	[**Redacted**]
0306	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 4	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0400
0401	$300,000,000.00	[**Redacted**]	[**Redacted**]
0402	[**Redacted**]	[**Redacted**]	[**Redacted**]
0403	[**Redacted**]	[**Redacted**]	[**Redacted**]
0404	[**Redacted**]	[**Redacted**]	[**Redacted**]
0405	[**Redacted**]	[**Redacted**]	[**Redacted**]
0406	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 5	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0500
0501	$300,000,000.00	[**Redacted**]	[**Redacted**]
0502	[**Redacted**]	[**Redacted**]	[**Redacted**]
0503	[**Redacted**]	[**Redacted**]	[**Redacted**]
0504	[**Redacted**]	[**Redacted**]	[**Redacted**]
0505	[**Redacted**]	[**Redacted**]	[**Redacted**]
0506	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 6	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0600
0601	$300,000,000.00	[**Redacted**]	[**Redacted**]
0602	[**Redacted**]	[**Redacted**]	[**Redacted**]
0603	[**Redacted**]	[**Redacted**]	[**Redacted**]
0604	[**Redacted**]	[**Redacted**]	[**Redacted**]

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HM0210-10-C-0002-P00013

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0605	[**Redacted**]	[**Redacted**]	[**Redacted**]
0606	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 7	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0700
0701	$300,000,000.00	[**Redacted**]	[**Redacted**]
0702	[**Redacted**]	[**Redacted**]	[**Redacted**]
0703	[**Redacted**]	[**Redacted**]	[**Redacted**]
0704	[**Redacted**]	[**Redacted**]	[**Redacted**]
0705	[**Redacted**]	[**Redacted**]	[**Redacted**]
0706	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 8	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0800
0801	$300,000,000.00	[**Redacted**]	[**Redacted**]
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0900
0901	$300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]
Total Contract Value with Options	[**Redacted**]	[**Redacted**]	[**Redacted**]

B.8 (U)	CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0001 through 0006 (and Option CLINs if exercised) as stated above.

B.9 (U)	CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)	OPTION PERIODS

B.10 (U)	OPTION CLINs 0101, 0201, 0301, 0401, 0501, 0601, 0701, 0801, AND 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

Contract Page 25 of 63

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Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			[**Redacted**]	[**Redacted**]	[**Redacted**]

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